P R I N C I P L E S   T H A T   E N D U R E
Frederick H. Waddell
Chairman
& Chief Executive Officer
Northern Trust Corporation
Michael G. O’Grady
Executive Vice President
& Chief Financial Officer
Goldman Sachs US Financial Services Conference
Goldman Sachs Conference Center
New York, New York
December 6, 2011
EXHIBIT 99.1
Service Expertise Integrity
northerntrust.com
© 2011 Northern Trust Corporation

2 Goldman Sachs US Financial Services Conference 2011 2
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern
Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms.
Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2010 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

3 Goldman Sachs US Financial Services Conference 2011 3 Agenda Northern Trust Corporation Strategic Positioning Competitive Positioning Financial Strength

4 Goldman Sachs US Financial Services Conference 2011 4
Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients.
Operations & Technology:
Integrated global operating platform
Personal Financial Services:
Leading advisor to affluent market
Corporate & Institutional Services:
Leading global custodian
Northern Trust Global Investments:
Leading asset manager for
personal & institutional clients
As of September 30, 2011
Client Centric, Relationship Based Business Model
Personal
Clients
Institutional
Clients
Integrated Operations & Technology Platform
Asset
Servicing
Asset
Management
$4.2T Assets
Under Custody
$644B Assets
Under Mgmt.
Goldman Sachs US Financial Services Conference 2011 4
Serving personal and
$1.4 billion in technology
$644 billion AUM
$3.8 trillion AUC
$481 billion AUM
$163 billion AUM
$359 billion AUC
institutional clients
spending, 2008-2010

$1.7
$1.5
$2.1
$2.6
$2.9
$3.5
$4.1
$3.0
$3.7
$4.1
$4.2
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
3Q 2011

$228
$214
$346
$384
$401
$449
$488
$449
$513
$545
$544
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
3Q 2011

5 Goldman Sachs US Financial Services Conference 2011 5
Assets Under Custody
($ Trillions)
Assets Under Management*
($ Billions)
Client assets and core fees have surpassed pre-crisis highs.
Fee revenues average 73% of total revenues.
Strong History of Growth in Fee-based Businesses
AUC CAGR   10%
* AUM is presented excluding securities lending collateral
1
Custody fees include C&IS custody & fund administration fees and PFS Wealth Management Group fees. 2011 fees are annualized.
2
Asset management fees include C&IS investment management fees and fees of the four PFS regions. 2011 fees are annualized.
AUM CAGR   9%
S&P 500
Custody
¹
Fees
S&P 500
Asset Mgmt
²
Fees

FT FINANCIAL TIMES

BARRON'S

Forbes

EUROMONEY

EUROMONEY

Professional Pensions

ICFA INTERNATIONAL CUSTODY & FUND ADMINISTRATION

Asian Investor

GLOBAL PENSIONS

Institutional Investor

Pensions&Investments

Northern Trust

6 Goldman Sachs US Financial Services Conference 2011 6
A Recognized Market Leader
Private Bank in North America…
For Family Office Services
For Trust Services
For Inheritance and
Succession Planning
– Euromoney Magazine (February 2010)
Global Investor Services House
– Euromoney (Sept. 2011 and July 2010)
Custodian of the Year
– Professional Pensions UK Pensions
Awards (May 2011 and April 2010)
Manager of the Year – Equity Indexers (U.S.)
–
Institutional Investor (April 2011 assets)
Private Bank in North America
– Financial Times Group
(October 2011, 3  consecutive year)
Ranked among the Top 10 Wealth Managers
– Barron’s (September 2010)
Serving More than 20% of Forbes 400
Most Affluent Americans
– Forbes (September 2010)
Global Custodian of the Year
– Global Pensions (March 2011)
Client Relationship
Manager of the Year – Americas
– International Custody & Fund Administration
(June 2011 and May 2010)
Global Custodian
– AsianInvestor (November 2010)
13   Largest Manager of Worldwide Institutional Assets
17   Largest Asset Manager Worldwide
3   Largest Passive International Indexed Securities Manager
– Pensions & Investments (May 2011 based on December 31, 2010 assets)
Best
Best
Best
Best
rd
rd
th
th

2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Northern Trust

7 Goldman Sachs US Financial Services Conference 2011 7
Consistently Strong and Conservative Balance Sheet
Northern Trust Corporation
Tier 1 Capital Ratio 12.2%
Leverage Ratio 7.5%
Tier 1 Common Equity 11.8%
Northern Trust paid dividends for
the 115 consecutive year in 2011
Relationship-based
lending practices
Consistent and conservative
underwriting standards
Loan quality is notably better
than peer averages
83% of Northern Trust’s
total securities portfolio
composed of triple-A rated
securities
91% of Asset-Backed
Securities rated triple-A
Exposure to subprime
Asset-Backed securities
relative to the overall
portfolio minimal at <0.5%
No exposure to Portugal,
Ireland, Italy, Greece
or Spain
Dividends Paid per Share
Data is as of September 30, 2011.  Peer data is as reported by SNL Financial.
Northern Trust
Top 20 Peer Avg.
High Quality, Short Duration
Earning Assets
Diversified, High Quality Loan
Portfolio
Consistently Outstanding
Capital Strength
0.40%
1.18%
1.39%
3.83%
NCOs to
Avg. Loans
NPAs
to Loans & REO
$0.62
$0.68 $0.68
$0.76
$0.84
$0.92
$1.00
$1.12 $1.12 $1.12 $1.12
th

8 Goldman Sachs US Financial Services Conference 2011 8
Experienced Management Team
Northern Trust Industry
Rick Waddell – Chairman & CEO 36 Years 36 Years
Bill Morrison – President & COO 15 Years 38 Years
Mike O’Grady – EVP & CFO Aug. 2011 24 Years
Sherry Barrat – Vice Chairman 21 Years 41 Years
Jana Schreuder – President, PFS 31 Years 31 Years
Steve Fradkin – President, C&IS 26 Years 26 Years
Steve Potter – President, NTGI 29 Years 29 Years
Joyce St. Clair – President, O&T 19 Years 30 Years
Tim Moen – EVP, Human Resources & Admin. 10 Years 36 Years
Jeff Cohodes – EVP, Corp. Risk Management 18 Years 27 Years
Kelly Welsh – EVP & General Counsel 11 Years 33 Years

Concluding Thoughts Goldman Sachs US Financial Services Conference N O R T H E R N T R U S T © 2011 Northern Trust Corporation northerntrust.com Service Expertise Integrity

10 Goldman Sachs US Financial Services Conference 2011 10
Market Leader in Focused Businesses
Best Private Bank in North America (Financial Times, November 2011, 2010 and 2009)
Best Global Investor Services House (Euromoney, September 2011 and July 2010)
One of the largest Fund Administrators in Ireland and Guernsey
U.S. Equity Index Manager of the Year (Institutional Investor, April 2011)
13   largest manager of worldwide institutional assets (Pensions & Investments, May 2011)
Strong History of Organic Growth
Assets under custody 10-year CAGR of +10%
Strong net new business
Continuing to invest in the business
Distinctive Financial Strength
83% of securities portfolio rated triple A
NPAs to loans relatively low at 1.18%
Tier 1 Common Equity ratio of 11.8%
115 consecutive years of common dividends paid
Invested & Experienced Management Team
Combined service at Northern Trust of 216 years
As of September 30, 2011
Strategically Positioned for Growth
th

P R I N C I P L E S   T H A T   E N D U R E
Frederick H. Waddell
Chairman
& Chief Executive Officer
Northern Trust Corporation
Michael G. O’Grady
Executive Vice President
& Chief Financial Officer
Goldman Sachs US Financial Services Conference
Questions?
Service Expertise Integrity
northerntrust.com
© 2011 Northern Trust Corporation